Baird Small/Mid Cap Value Fund

Trading Symbols:
BMVSX – Investor Class Shares
BMVIX – Institutional Class Shares

Summary Prospectus
November 30, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com.  You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated November 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Baird Small/Mid Cap Value Fund (the “Fund”) is to provide long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(1)	1.35%	1.35%
Total Annual Fund Operating Expenses	2.40%	2.15%
Less: Expense Reimbursement(2)	-1.20%	-1.20%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	0.95%
______________________
(1)	“Other Expenses” are based on amounts estimated to be incurred by the Fund in the current fiscal year and include custody, administration, transfer agency and other customary expenses.
(2)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.20% of average daily net assets for the Investor Class shares and 0.95% of average daily net assets for the Institutional Class shares.  This obligation includes interest expense and the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies and excludes taxes, brokerage commissions and extraordinary expenses.  If such excluded expenses were incurred, Fund expenses would be higher.  The agreement will continue in effect at least through April 30, 2017 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.  The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the expense reimbursement agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class Shares	$22	$634
Institutional Class Shares	$97	$557

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  Because the Fund only recently commenced operations, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of common stocks of companies with small to medium market capitalizations.  The Advisor defines such companies as those companies with market capitalizations within the range of companies in the Russell 2500® Value Index at the time of investment.  Although the Fund invests principally in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities (consisting of common stocks, ordinary shares and American Depositary Receipts (“ADRs”)) of foreign companies that are traded on U.S. exchanges.  The Advisor seeks to identify industries and business models that it believes are priced at a discount to their true value because they are currently out of favor with the market or have earnings or profit potential that may be underestimated by Wall Street analysts.  The Advisor seeks to purchase securities of small to medium capitalization companies believed to have favorable valuation characteristics and opportunities for increased growth.  The Fund may have significant investments in the financial services sector.  The Advisor primarily considers the following factors:

•	Valuation – Low price/earnings, price/book and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of forecasted levels of profitability.

•
Balance Sheet Strength – Above average projected net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates; trends in balance sheet items, including inventories and accounts receivable and payable, are also scrutinized.

•	Product Offering/Market Position – The company offers a valuable product or service and has a good market position within a viable industry.

•	Accounting Policies and Management – The company possesses sound financial and accounting policies and has a high quality management team with a track record of success.

The Advisor will typically sell a security held by the Fund when the investment thesis changes, the Advisor identifies portfolio structure or risk management needs and/or the security’s valuation relative to its peer group is no longer attractive.

Principal Risks
Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.  The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years.  Continuing market problems may have adverse effects on the Fund.

Value-Style Investing Risks
Because the Fund focuses on value-style stocks, its performance may at times be worse than the performance of funds that focus on other types of stocks or that have a broader investment style.  Value style investing may go out of favor with investors, negatively impacting the Fund’s growth and performance. Value stocks may also fail to appreciate as much as anticipated, and their intrinsic value may not be recognized by the broader market.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect.  Such errors could result in a negative return and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Smaller Market Capitalization Risks
Stocks of companies with small and medium market capitalizations involve a higher degree of risk than investments in the broad-based equities market.  Small-to mid-cap stocks are often more volatile and less liquid than investments in larger companies, and are more likely to be adversely affected by poor economic or market conditions. In addition, small- to mid-cap companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

Financial Sector Risks
The Fund may invest a relatively large percentage of its assets in the financial sector and, therefore, the Fund’s performance may be adversely affected by volatility in financial and credit markets.  Financial services companies (e.g., banks and insurance companies) are subject to extensive government regulation, interest rate risk, credit losses and price competition, among other factors.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations.  Foreign companies generally are not subject to uniform auditing and financial reporting standards comparable to those applicable to domestic companies.

Performance
No historical performance is available for the Fund because it only recently commenced operations.  Performance information will be available after the Fund has been operating for a full calendar year.  The Fund’s primary benchmark index against which it will measure performance is the Russell 2500® Value Index.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Michelle E. Stevens, CFA	2015	Senior Portfolio Manager for Baird Investment Management and Managing Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1-866-442-2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  You may be taxed later upon the withdrawal of such funds.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.